SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)

June 15, 2001 (June 14, 2001)

ResMed Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26308	98-0152841

(State of	(Commission File Number)	(IRS Employer

Incorporation)		Identification No.)

14040 Danielson Street, Poway, California 92064-6857

(Address of principal executive offices)(Zip Code)

(858) 746-2400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

      On June 14, 2001, ResMed Inc. issued a press release announcing it had entered into a purchase agreement providing for the sale to certain initial purchasers of $150 million of convertible subordinated notes (plus an additional $30 million to cover over-allotments, if any).

      A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

      On June 15, 2001, ResMed Inc. issued a subsequent press release announcing the specific pricing for the sale of its convertible subordinated notes.

      A copy of the press release is attached as Exhibit 99.2 to this Form 8-K.

      The notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws.

Item 7. Exhibits

99.1	Text of the Press Release, dated June 14, 2001.

99.2	Text of the Press Release, dated June 15, 2001

SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2001

ResMed Inc.

By:	/s/ WALTER FLICKER
Walter Flicker Corporate Secretary

Exhibit Index

99.1	Text of Press Release, dated June 14, 2001

99.2	Text of Press Release, dated June 15, 2001